Intangible Assets, Net - Schedule of Annual Estimated Amortization Expenses for Acquired Intangible Assets (Detail) - Finite Lived Intangible Assets Future Amortization Expense [Member] ¥ in Thousands	Dec. 31, 2017 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2019	¥ 11,662
2020	11,635
2021	9,247
2022	4,559
2023	¥ 2,282